                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 March 28, 2001
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                Date of report (Date of earliest event reported)


                             CONSTELLATION 3D, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                           0-28081                13-4064492
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(State or Other Jurisdiction      (Commission File No.)     (IRS
    of Incorporation)                                       Employer
                                                            Identification No.)


              230 Park Avenue, Suite 453, New York, New York 10169
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              (Address of Principal Executive Offices and Zip Code)


                                 (212) 983-1107
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         Constellation 3D, Inc. Presents at the Wall Street Forum and Holds Conference Call

         As previously disclosed, Constellation 3D, Inc. (the "Company") presented to analysts at the Wall Street Forum on March 27, 2001. This presentation was simulcast on the Internet and is available on-demand at the Company's website www.C-3D.net. In addition, the Company held its year-end conference call on March 28, 2001 which was simulcast on the Internet. Forward-looking disclosures made on these two occasions include:

         o The Company announced that it anticipates making a significant new senior management appointment in the near future.

         o The Company anticipates that it will have a ClearCardTM industrial sample and pilot production facility available in the second quarter of 2002 and the third quarter of 2002, respectively.

         o In addition, while subject to financing, technological partners and business development efforts, the Company anticipates recording revenues in or before the second half of 2002.

         Statements contained herein that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which may cause actual results to differ materially from expected results. See risk factors disclosed in the Company's filings with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934.

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 28, 2001.

                                     CONSTELLATION 3D, INC.


                                     By:   /s/ Eugene Levich
                                     Name:     Eugene Levich
                                     Title:    President, Chief Executive
                                               Officer, and Chairman of the
                                               Board of Directors